Exhibit 99.2

OFFICE OF INSURANCE REGULATION

KEVIN M. MCCARTY

COMMISSIONER

IN THE MATTER OF:	Case No.: 141841-13

AMERICAN SECURITY INSURANCE COMPANY

CONSENT ORDER

THIS CAUSE came on for consideration following the filing of Rate File Log #13-04125 by American Security Insurance Company (hereinafter “ASIC”) for an increase of 0% to its collateral protection program. Coverage offered through this program consists of Lender-Placed Hazard Insurance Coverage (hereinafter referred to as “LPI”). Following a complete review of the record of Rate File Log # 13-04125, as well as a review of the business practices of ASIC, and upon consideration thereof, and being otherwise fully advised in the premises, the Office of Insurance Regulation (hereinafter “Office”) and ASIC (collectively referred to as “the parties”) hereby agree as follows:

THE BUSINESS ENTITIES SUBJECT TO THIS ORDER

1. ASIC is a property and casualty insurer, domiciled in Delaware, and authorized to transact insurance in Florida. ASIC is a member of a group of insurance companies that are subsidiaries of Assurant, Inc., an insurance holding company. For purposes of this

Consent Order, all terms binding on ASIC are binding on its affiliates1 and other insurance companies in the group.

2. Among the products ASIC offers in Florida is LPI. LPI is insurance taken out by a bank, lender or mortgage servicer (collectively “Servicers”) when a borrower does not maintain the insurance required by the terms of the mortgage. This can occur if the homeowner allows the homeowners’ policy to lapse, coverage is unavailable, or if the Servicer determines that the borrower does not have sufficient insurance coverage.

3. As a result of a review of ASIC’s rate filing in Rate File Log #13-04125 and of ASIC’s business practices, the Office has raised concerns regarding ASIC’s business practices as such practices relate to the payment of commissions to affiliates of Servicers, payment of qualified expenses directly to Servicers, and placement of quota share reinsurance with reinsurers that are captives of Servicers.

4. The Office has reviewed materials and evidence made publically available by other state insurance regulators and the NAIC, as well as information and evidence provided to the Office directly by ASIC.

BUSINESS REFORMS AND RATES

5. ASIC denies violation of the Florida Insurance Code with regards to the aforementioned business practices. Notwithstanding, ASIC agrees to the following business practice reforms for all LPI business in Florida:

[1]	For purposes of this agreement, “affiliate” means any entity that exercises control over or is controlled by American Security Insurance Company, directly or indirectly, through: (a) Common managerial control; or (b) Collusive participation by the management of the insurer and affiliate in the management of the insurer or the affiliate.

A. ASIC shall not pay commissions to a Servicer, or a person or entity affiliated with a Servicer on LPI policies obtained by that Servicer;

B. ASIC shall not issue LPI on mortgaged property serviced by a Servicer that is an affiliate of ASIC;

C. ASIC shall not reinsure LPI policies with a captive insurer of any Servicer;

D. ASIC shall not pay contingent commissions based on underwriting profitability or loss ratios;

E. ASIC shall not provide free or below-cost outsourced services to Servicers or their affiliates, provided, however, that outsourced services do not include expenses associated with tracking functions that ASIC incurs for its own benefit to identify and protect itself from (a) exposure to lost premium and losses on properties on which no other insurance coverage is in effect or (b) administrative costs associated with providing and subsequently canceling LPI on properties on which LPI is not required;

F. ASIC shall not make any incentive payments, including but not limited to the payment of expenses, to Servicers or their affiliates for the purpose of securing LPI business.

6. The prohibitions and requirements set forth in Paragraph 5 (above) shall be effective one (1) year following the execution of this Consent Order, provided that substantially similar prohibitions and requirements have been agreed to or otherwise required of admitted LPI insurers constituting 90% of the LPI market in Florida, as measured by LPI premium volume. It is the intent of the Office that these new business practice reforms apply to all LPI insurers issuing LPI coverage in the state of Florida. In light of the actions agreed to in this Consent Order, and to ensure that a level playing field exists for all LPI insurers in this state, should the Office become aware of any LPI insurers operating inconsistent with the above referenced business practice reforms, it is the intent of the Office to timely take any action the Office deems appropriate to require other such insurers to comply with such business practices.

7. In addition to the business reforms reflected in Paragraph 5, in an effort to increase the transparency of its business activities, ASIC agrees, with regards to LPI business in Florida, that within one hundred and twenty (120) days of the execution of this Consent Order, it will:

A. Provide a notification, by way of letter, to be sent to any borrower then currently covered under an LPI policy issued by ASIC, or any affiliate, and any borrower to whom LPI coverage will be provided by ASIC, or any affiliate, that clearly and conspicuously advises the borrower:

i. That he or she may wish to contact an authorized insurer to obtain coverage other than LPI coverage;

ii. That if he or she cannot obtain coverage from an authorized insurer, he or she may be eligible for a policy from Florida’s state-run insurer of last resort, Citizens Property Insurance Corporation;

iii. Of the link to ASIC’s website containing a copy of this Consent Order as per Paragraph 7. C. (below);

B. On the envelope containing any mailing set forth in part Paragraph 7. A. (above), ASIC will include a clear and conspicuous disclosure that the envelope contains “Important Insurance Information”;

C. Post a copy of this Consent Order on its website where it can be clearly and easily read by any consumer who wishes to review it.

8. ASIC, and any affiliate of ASIC offering LPI coverage in Florida, shall re-file its LPI rates with the Office pursuant to Section 627.062(2)(a), Florida Statutes every year until further written notification from the Office.

9. In all future rate filings, ASIC will utilize the provisions of Section 624.4213, Florida Statutes, only for those documents which ASIC in good faith believes are entitled to trade secret protection.

10. This Consent Order is a compromise settlement and is not an admission of liability, wrongdoing or violation of law and no court, nor this agency, has made any factual findings or legal conclusions. The violations alleged in this Consent Order and any criticisms of practices have not undergone a formal administrative or judicial process. Notwithstanding, ASIC expressly waives a hearing on the issues specifically set forth herein.

11. Rate File Log # 13-04125, is hereby disapproved. The parties dispute the amount of the indicated decrease. However, ASIC agrees that, within 60 days of the execution of this Consent Order, ASIC shall re-file its collateral protection program (also known as LPI as reflected above) with the Office reflecting a 10% decrease, to be effective no more than 60 days from the date of approval of the filing. Future filings must reflect additional cost savings resulting from the business reforms reflected in Paragraph 5.

12. The parties agree that this Consent Order shall be deemed executed when the Office has signed a copy of this Consent Order bearing the signature of the authorized representative of ASIC, notwithstanding the fact that the copy may be transmitted to the Office electronically or via facsimile.

13. ASIC agrees that the failure to adhere to one or more of the above terms and conditions of this Consent Order shall constitute a violation of a lawful order of the Office, and shall subject ASIC to administrative action by the Office.

14. If any subsequently effective Florida statute or regulation prescribes requirements inconsistent with the provisions set forth in this Consent Order, this Consent shall be modified to conform to such statute or regulation.

15.	Except as noted above, each party to this action shall bear its own costs and attorney’s fees.

WHEREFORE, the agreement between ASIC and the Office, the terms and conditions of which are set forth above, is APPROVED.

FURTHER, all terms and conditions above are hereby ORDERED.

DONE and ORDERED this 7th day of October, 2013.

/s/ Kevin M. McCarty Kevin M. McCarty, Commissioner Office of Insurance Regulation

By execution hereof AMERICAN SECURITY INSURANCE COMPANY consents to entry of this Consent Order, agrees without reservation to all of the above terms and conditions, and shall be bound by all provisions herein. The undersigned represents that he or she has the authority to bind AMERICAN SECURITY INSURANCE COMPANY, to the terms and conditions of this Consent Order.

AMERICAN SECURITY INSURANCE COMPANY

	By:	/s/ John Frobose

John Frobose Print or Type Name
	Title:	President

`	Date:	10/7/13

STATE OF Georgia

COUNTY OF Cobb

The foregoing instrument was acknowledged before me this 7 day of October, 2013.

By	John Frobose	as	Officer
	(Name of Person)		(Type of Authority – e.g. officer,
trustee, attorney-in fact)
For	American Security Insurance Co.
	(Company Name)	/s/ Kathryn Armbrester
(Signature of the Notary)

Kathryn Armbrester (Print, Type or Stamp Commissioned Name of Notary)

Personally Known ✓ OR Produced Identification
Type of Identification Produced

COPIES FURNISHED TO:

John Frobose, President

American Security Insurance Company

2711 Centerville Road, Suite 400

Wilmington, Delaware 19808

Robert B. Pollock, President

Assurant, Inc.

One Chase Manhattan Plaza, 41st Floor

New York, NY 10005

Richard Koon, Deputy Commissioner

Office of Insurance Regulation

200 East Gaines Street, 1st Floor

Tallahassee, Florida 32399-0300

Email: richard.koon@floir.com

Kenneth Tinkham, Assistant General Counsel

200 East Gaines Street, 6th Floor

Tallahassee, FL 32399-0300

Email: kenneth.tinkham@floir.com